UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2010

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Sheli Z. Rosenberg has informed the Board of Trustees of Equity Residential (the “Company”) that she wishes to retire from the Company’s Board at the end of her current term and will therefore not stand for re-election to the Board at the Annual Meeting of Shareholders on June 16, 2010. The Company expresses its sincere appreciation for her many years of dedicated service and valuable contributions as a member of the Board and its various committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: March 22, 2010	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: March 22, 2010	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel